Attached is the monthly update for the Gateway Fund as of January 31, 2006.
If you have any questions regarding the Fund, please don’t hesitate to contact me.
Gateway Fund
Average Annual Total Returns
As of January 31, 2006

One Year	6.65%
Five Years	2.57%
Ten Years	6.79%
From January 1, 1988	9.07%
Average Annual Total Returns
As of December 31, 2005

One Year	4.66%
Five Years	2.78%
Ten Years	6.77%
From January 1, 1988	9.02%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus, or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
Data Source: Gateway Investment Advisers, L.P.
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Walter G. Sall
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339

To:	Financial Professionals
From:	Walter G. Sall
Date:	February 3, 2006
Subject:	Gateway Fund January Performance — Fast From The Blocks
•	Improving Option Cash Flow And A Rising Equity Market Helped The Gateway Fund Earn A Strong 1.52% In January

•	The S&P 500 Index Rebounds From December Lull To Increase By 2.65% In January

•	Intermediate-Term Bonds Decline For The Month As Interest Rates Continue To Rise

•	The Gateway Trust Adds Two Independent Trustees

•	Visit Us On The Web At www.gatewayfund.com
January 2006
January began with a bounce in the equity markets. After seasonal tax selling and a decided lack of interest in December, the equity markets entered January with renewed enthusiasm. Cash flow from the Gateway Fund’s hedging strategy improved, helping the Fund deliver a total return of 1.52% for the month. Consistent with its investment objective, the Gateway Fund delivered its return with a low level of risk.
•	Anticipating yet another quarter of favorable corporate earnings, stock investors bid up the price of equities. As uncertainty increased regarding the transition from Greenspan to Bernanke as chairman of the Federal Reserve Board, the rally lost momentum. Despite the late January stall, the S&P 500 Index posted a respectable gain of 2.65% for the month.

•	On January 31, the Federal Reserve Board increased the Fed Funds rate by 0.25% for the fourteenth consecutive time to a 4.50% level. While this was well anticipated by bond investors, the increase still served to inhibit their enthusiasm. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined by 0.02% for the month, as both real and expected interest rates rose.

•	At January 31, 2006, the Gateway Fund was 100% hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money. The Chicago Board Options Exchange Volatility Index (the “VIX”), which helps drive index call option premiums, ended the month at 12.95, up from 12.07 on December 31, 2005.
Trailing Twelve Months
Over the past twelve months, the Gateway Fund earned available option cash flows and delivered a total return of 6.65%. Throughout the year, volatility was at the lower end of its historic range. Since volatility and interest rates are two major determinants of option prices, total option cash flows were necessarily subdued. By design, the dividend yield on the Fund’s portfolio was higher than in past years, contributing to the Fund’s favorable after-tax return, as well as to the stability of its total return.
•	Stock market investors experienced many worries throughout the twelve-month period. Wars, hurricanes and steadily-rising interest rates all weighed heavily on their enthusiasm, despite robust corporate profit growth. Little movement through October was reversed in November by a sharp rally that, combined with January’s return, boosted the twelve-month return for the S&P 500 Index to 10.38%.

•	Bond investors watched the steady rise in interest rates with increasing alarm. Not only did the Federal Reserve Board raise the cost of money, but fiscal policy was unrestrained. Energy prices hit new all-time highs, further threatening price stability. Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, managed a return of only 1.37% for the trailing twelve months. Clearly, price declines associated with rising interest rates inhibited overall returns for this low-risk investment sector.
Market Perspectives
Continued uncertainties, combined with the economic slowdown evidenced in the fourth quarter of 2005, may serve to increase market volatility. Indeed, the VIX continued to move higher in January to 12.95 at month-end from 10.27 on December 23. Such an increase (reflecting investors’ collective anxiety) would serve to increase the cash flow available to the Gateway Fund from its hedging strategy. Moreover, the rise in corporate earnings over the past two years has outpaced the stock price appreciation, allowing price/earnings multiples to recede to more normal levels. The combination of higher option cash flows and normalizing equity market valuations offer much potential for Gateway Fund investors.
Announcement
We are pleased to welcome Susan Hickenlooper and George Turk as independent Trustees of the Gateway Fund. Both Ms. Hickenlooper and Mr. Turk have extensive experience in the investment industry. Your Board of Trustees has confidence that they will be valuable additions to the knowledge base that helps the governance of your Fund.

Month
of
Investment Results	January
Gateway Fund	1.52%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	-0.02%
S&P 500 Index	2.65%
Average Annual Total Returns
as of January 31, 2006

		Lehman Bros. U.S.
	Gateway	Int. Gvt/Credit	S&P 500
	Fund	Bond Index	Index
One Year	6.65%	1.37%	10.38%
Three Years	8.67%	2.97%	16.42%
Five Years	2.57%	5.15%	0.37%
Ten Years	6.79%	5.71%	8.99%
Since 1/1/88	9.07%	7.15%	12.04%

Gateway Fund
Average Annual Total Returns
as of December 31, 2005

One Year	4.66%
Three Years	7.70%
Five Years	2.78%
Ten Years	6.77%
Since 1/1/88	9.02%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Under certain circumstances the Gateway Fund may not own any put options, resulting in increased risk during a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.